United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 2, 2021

HAGERTY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge

Traverse City, Michigan 49684

(Address of Principal Executive Offices) (Zip Code)

(800) 922-4050

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGTY.WS	The New York Stock Exchange

INTRODUCTORY NOTE

On December 2, 2021 (the “Closing Date”), Hagerty, Inc., a Delaware corporation (formerly known as Aldel Financial Inc.) (prior to the Effective Time (as defined below), “Aldel” and after the Effective Time, the “Company”), consummated the previously-announced business combination pursuant to that certain Business Combination Agreement, dated as of August 17, 2021 (the “Business Combination Agreement”), by and among Aldel, Aldel Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Aldel (“Merger Sub”), and The Hagerty Group, LLC, a Delaware limited liability company (“Hagerty”).

Pursuant to the terms of the Business Combination Agreement, (a) Merger Sub was merged with and into Hagerty (the “Business Combination”), whereupon the separate limited liability company existence of Merger Sub ceased to exist, and Hagerty is the surviving company (Hagerty following the Business Combination is sometimes hereinafter referred to as the “OpCo”) and will continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”) and (b) the existing limited liability company agreement of Hagerty was amended and restated, to, among other things, make the Company a member of the OpCo. The effective time of the Business Combination on the Closing Date is referred to as the “Effective Time.” As a result of the Business Combination, the Company is a publicly traded reporting company in an “Up-C” structure.

A description of the Business Combination and the material provisions of the Business Combination Agreement is included in Aldel’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2021 (as amended, the “Proxy Statement”) in the section entitled “The Business Combination Agreement” beginning on page 124, which is incorporated by reference herein.

In connection with the Business Combination Agreement, Aldel entered into Subscription Agreements on August 17, 2021 (collectively, the “Subscription Agreements”), with certain accredited investors or qualified institutional buyers (each, a “Subscriber”). Pursuant to the Subscription Agreements, the Subscribers agreed to purchase from the Company an aggregate of 70,385,000 shares of Aldel’s Class A common stock (the “PIPE Shares”) and an aggregate of 12,669,300 warrants to purchase shares of Aldel’s Class A common stock (the “PIPE Warrants” and, together with the PIPE Shares, the “PIPE Securities”), for an aggregate purchase price of $703,850,000 (the “PIPE Financing”). Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Securities, other than those Subscribers who, after the Closing, will hold in excess of 10% of the issued and outstanding common stock of the Company (such PIPE Financing investors, the “Significant Subscribers”). The registration rights for the Significant Subscribers are as set forth in an amended and restated registration rights agreement dated August 17, 2021. The sale of the PIPE Securities was consummated concurrently with the Closing.

A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Related Agreements—PIPE Subscription Agreements” beginning on page 130, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from Aldel Financial Inc. to Hagerty, Inc.

The foregoing description of each of the Business Combination Agreement and the Subscription Agreements, including the description of each in the Proxy Statement referenced above, is a summary only and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Subscription Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Indemnification Agreements

 On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, in connection with the Business Combination, the Company, Hagerty Holding Corp. (“HHC”) and Markel Corporation (“Markel”) entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”). The Tax Receivable Agreement is described in greater detail in the section of the Proxy Statement entitled “The Business Combination Proposal – Related Agreements - Tax Receivable Agreement” beginning on page 133 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Tax Receivable Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Tax Receivable Agreement, which is included herein as Exhibit 10.3 and is incorporated herein by reference.

Lock-up Agreement

On the Closing Date, in connection with the Business Combination, Markel and HHC entered into a lock-up agreement (the “Lock-up Agreement”) with the Company. The Lock-up Agreement is described in greater detail in the section of the Proxy Statement entitled “The Business Combination Proposal – Related Agreements – Lock-up Agreement” beginning on page 134 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Lock-up Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Lock-up Agreement, which is included herein as Exhibit 10.4 and is incorporated herein by reference.

Amended and Restated LLC Agreement

On the Closing Date, in connection with the Business Combination, the existing limited liability company agreement of Hagerty was amended and restated in the form of a Fourth Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”), to, among other things, admit the Company as a member of the OpCo. The LLC Agreement is described in greater detail in the section of the Proxy Statement entitled “The Business Combination Proposal – Related Agreements – Amended and Restated LLC Agreement” beginning on page 135 of the Proxy Statement, which is incorporated herein by reference.

The above description of the LLC Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the LLC Agreement, which is included herein as Exhibit 10.5 and is incorporated herein by reference.

Sponsor Warrant Lock-up Agreement

On the Closing Date, in connection with the Business Combination, Aldel Investors LLC and FG SPAC Partners, LP entered into a lock-up agreement (the “Sponsor Warrant Lock-up Agreement”) with the Company. The Sponsor Warrant Lock-up Agreement is described in greater detail in the section of the Proxy Statement entitled “The Business Combination Proposal – Related Agreements – Sponsor Warrant Lock-up Agreement” beginning on page 135 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Sponsor Warrant Lock-up Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Sponsor Warrant Lock-up Agreement, which is included herein as Exhibit 10.6 and is incorporated herein by reference.

Exchange Agreement

On the Closing Date, in connection with the Business Combination, Markel, HHC, the OpCo and the Company entered into an Exchange Agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, Markel and HHC will have the right from time to time, on the terms and conditions contained in the Exchange Agreement, to exchange their OpCo Units (as defined below in Item 2.01) and Class V Common Stock (as defined below in Item 2.01) of the Company for, at the option of the Company, shares of Class A common stock of the Company or cash. The Exchange Agreement is described in greater detail in the section of the Proxy Statement entitled “The Business Combination Proposal – Related Agreements – Exchange Agreement” beginning on page 135 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Exchange Agreement, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Exchange Agreement, which is included herein as Exhibit 10.7 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The Business Combination was approved by Aldel’s stockholders at a special meeting of Aldel’s stockholders held on December 1, 2021 (the “Special Meeting”). At the Special Meeting, 11,338,744 shares of Aldel Common Stock were voted in favor of the proposal to approve the Business Combination, 300,950 shares of Aldel Common Stock were voted against the proposal and 210 shares of Aldel Common Stock abstained from voting on the proposal. In connection with the Closing, 3,005,034 shares of Aldel Common Stock were redeemed at a per share price of approximately $10.10. The Business Combination was completed on December 2, 2021.

In connection with the consummation of the Business Combination:

•	all of the existing limited liability company interests of Hagerty held by HHC were converted into the right to receive (1) $489.7 million in cash and (2) 176,033,906 limited liability company units in the OpCo (the “OpCo Units”) and 176,033,906 shares of Class V common stock of the Company (“Class V Common Stock”);

•	all of the existing limited liability company interests of Hagerty held by Markel were converted into the right to receive 75,000,000 OpCo Units and 75,000,000 shares of Class V Common Stock; and

•	all of the 2,875,000 outstanding shares of Aldel’s Class B Common Stock (the “Founder Shares”), were converted into shares of Class A common stock of the Company (“Class A Common Stock”) on a one-for-one basis.

As of the Closing Date and following the completion of the Business Combination and the sale of the PIPE Securities, the Company had the following outstanding securities:

•         82,327,466 shares of Class A Common Stock;

•         251,033,906 shares of Class V Common Stock;

•         12,669,300 PIPE Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share;

•         5,750,000 public warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share;

•         286,250 private warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share; and

•         1,300,000 private OTM warrants, each exercisable for one share of Class A Common Stock at a price of $15.00 per share.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, which the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires. After the Closing, the Company became a holding company whose only assets consist of equity interests in Hagerty.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

• the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitability following the Closing;

•         the future financial performance of the Company following the Business Combination;

•         new entrants into the market or current competitors of the Company developing preferred offerings;

•         loss of one or more of Hagerty’s distribution partners;

•         the Company’s inability to prevent, monitor, or detect fraudulent activity, including transactions with insurance policies or payments of claims;

•         the Company’s ability to attract and retain members;

•         the Company’s ability to prevent cyberattacks or breaches of data security;

•         regulatory changes affecting the Company;

•         the cyclical nature of the Company’s insurance business;

•         unexpected increases in the frequency or severity of insurance claims against the Company; and

•         other risks and uncertainties set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 40 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of Aldel and Hagerty prior to the Business Combination are described in the Proxy Statement in the sections entitled “Information About Aldel” beginning on page 163 and “Information About Hagerty” beginning on page 188, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 40, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Hagerty for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 is included in the Proxy Statement in the section entitled “Selected Historical Consolidated Financial Information of Hagerty” beginning on page 38, which are incorporated herein by reference.

Audited and Unaudited Financial Statements

The unaudited condensed financial statements as of and for the nine months ended September 30, 2021 and 2020 of Hagerty have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed financial statements of Hagerty should be read in conjunction with the historical audited financial statements of Hagerty as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 and the related notes included in the Proxy Statement beginning on page F-31 of the Proxy Statement, which are incorporated herein by reference.

The unaudited financial statements for Aldel as of and for the three and nine months ended September 30, 2021 and September 30, 2020, are included in Item 1 of Aldel’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021, and are incorporated herein by reference.

The unaudited financial statements of Aldel should be read in conjunction with the historical audited financial statements of Aldel for the period from December 23, 2020 (inception) to December 31, 2020 and as of December 31, 2020 and the related notes included in the Proxy Statement beginning on page F-2 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation prior to the Merger is included in the Proxy Statement in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Aldel” beginning on page 180 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hagerty” beginning on page 212, which are incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operation of Aldel for the three and nine month periods ended September 30, 2021 is included in Item 2 of Aldel’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021, and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operation of Hagerty for the nine month periods ended September 30, 2021 is included as Exhibit 99.3 hereto and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of December 2, 2021, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company’s common stock;

●	each current executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 333,361,372 shares of the Company’s Class A Common Stock and Class V Common Stock (together, “Common Stock”) issued and outstanding as of December 2, 2021.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Hagerty Holding Corp.(2)(3)	176,033,906	52.8%
Markel Corporation (3)(4)	78,540,000	23.5%
State Farm Mutual Automobile Insurance Company(3)(5)	59,000,000	17.2%
Executive Officers and Directors:
Michael E. Angelina	-
F. Michael Crowley	-
McKeel O Hagerty(6)	50,978,823	15.3%
Laurie L. Harris	-
Robert I. Kauffman(7)	7,507,500	2.2%
Sabrina Kay	-
Mika Salmi	-
William H. Swanson	-
Michael L. Tipsord	-
Frederick J. Turcotte	-
Kelly Smith	-
Collette Champagne	-
Barbara E. Matthews	-
John Butcher	-
Paul E. Rehrig	-
All Directors and Executive Officers of Combined Entity as a group (15 individuals)	58,486,323	17.5%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Hagerty, Inc., 121 Drivers Edge, Traverse City, MI 49684.

(2)	Consists of 176,033,906 shares of Class V Common Stock and an equal number of OpCo Units issued to Hagerty Holding Corp. (“HHC”) in the Business Combination. A share of Class V Common Stock and a unit of OpCo are exchangeable into shares of Class A Common Stock on a one-for-one basis pursuant to that certain Exchange Agreement. HHC is owned by members of the Hagerty family, including McKeel Hagerty, Hagerty’s Chief Executive Officer, Tammy Hagerty, the sister of McKeel Hagerty, and the Kim Hagerty Revocable Trust, a trust for the benefit of Kim Hagerty’s estate. The shareholders of HHC have the authority over the disposition and voting of the shares of Class V Common Stock held by HHC. Each of McKeel Hagerty, Tammy Hagerty and The Goldman Sachs Trust Company, N.A., as the trustee for the Kim Hagerty Revocable Trust, have voting power on matters submitted to the shareholders of HHC, and except in limited circumstances, decisions to vote or dispose of the shares of Class A Common Stock will be made by a majority vote of the three voting shareholders. In addition, following the date that is three years after the closing of the Business Combination, any of McKeel Hagerty, Tammy Hagerty or the Kim Hagerty Revocable Trust may require HHC to exchange Class V Common Stock and OpCo Units for Class A Common Stock in an amount up to 2% of the fully-diluted outstanding shares of Class A Common Stock then outstanding; provided, that, in no event shall HHC be required to exchange such interests if, prior to the 15th anniversary of the closing of the Business Combination, as a result of the exchange, HHC would cease to hold at least 55% of the voting power of Hagerty. Also, in the event that either of McKeel Hagerty or Tammy Hagerty dies, the estate of the deceased HHC shareholder may cause HHC to exchange Class V Common Stock and OpCo Units in an amount necessary to cover the estate obligations of the deceased stockholder’s estate after taking into account certain other resources available to the estate, including the amount of any life insurance proceeds received by the estate. As a result of these rights and the relative ownership of each of the three principal shareholders of HHC, McKeel Hagerty may be deemed to be the beneficial owner of 50,978,823 shares of Class A Common Stock, the Kim Hagerty Revocable Trust may be deemed to be the beneficial owner of 44,439,894 shares of Class A Common Stock, and Tammy Hagerty may be deemed to be the beneficial owner of 57,889,514 shares of Class A Common Stock. HHC’s principal business address is 121 Drivers Edge, Traverse City, MI 49684.

(3)	The Company, HHC, Markel Corporation (“Markel”) and State Farm Mutual Automobile Insurance Company (“State Farm”) are parties to an Investor Rights Agreement, dated August 17, 2021 and effective at the closing of the Business Combination. Pursuant to the Investor Rights Agreement, among other things: (a) HHC will have the right to nominate (1) two directors for election by the stockholders of the Company for so long as HHC and its permitted transferees hold 50% of the common stock of the Company that it owns as of the closing of the Business Combination and (2) one director for election by the stockholders of the Company for so long as HHC and its permitted transferees hold 25% of the common stock of the Company that it owns as of the closing of the Business Combination; (b) Markel will have the right to nominate one director for election by the stockholders of the Company for so long as Markel and its permitted transferees hold 50% of the common stock of the Company that it owns as of the closing of the Business Combination; and (c) State Farm will have the right to nominate one director for election by the stockholders of the Company for so long as State Farm and its permitted transferees hold 50% of the common stock of the Company that it owns as of the closing of the Business Combination. Each of HHC, Markel and State Farm agreed to vote its shares of common stock in the Company in support of the director nominees submitted pursuant to the Investor Rights Agreement and against certain other actions that are contrary to the rights in the Investor Rights Agreement. By virtue of the voting agreement under the Investor Rights Agreement, each of HHC, Markel and State Farm may be deemed to be a member of a “group” for purposes of Section 13(d) of the Exchange Act. Each of HHC, Markel and State Farm has expressly disclaimed beneficial ownership of any shares of Class A Common Stock or other securities of the Company held by the other parties that are subject to the voting agreement under the Investor Rights Agreement.

(4)	Consists of 75,000,000 shares of Class V Common Stock and an equal number of OpCo Units issued to Markel Corporation in the Business Combination, 3,000,000 shares of Class A Common Stock purchased in the PIPE Financing, and 540,000 shares of Class A Common Stock which can be acquired upon the exercise of warrants. A share of Class V Common Stock and an OpCo Unit are exchangeable into shares of Class A Common Stock on a one-for-one basis pursuant to the Exchange Agreement. Markel’s principal business address is 4521 Highwoods Parkway, Glen Allen, VA 23060.

(5)	Consists of 50,000,000 shares of Class A Common Stock purchased in the PIPE Financing and 9,000,000 shares of Class A Common Stock which can be acquired upon the exercise of warrants. State Farm’s principal business address is One State Farm Plaza, Bloomington, IL 61710.

(6)	As a result of his ownership interest in HHC and certain governance rights at HHC, Mr. Hagerty may be deemed to be the beneficial owner of 50,978,823 shares of Class A Common Stock. See footnote 2 above.

(7)	Consists of (i) 25,000 shares of Class A Common Stock held by Robert I. Kauffman, (ii) 515,000 shares of Class A Common Stock underlying the Private Units held directly by Aldel Investors LLC, (iii) 2,200,000 shares of Class A Common Stock held by Aldel Investors LLC, (iv) 1,500,000 shares of Class A Common Stock underlying the public units held directly by Aldel LLC, (v) 2,000,000 shares of Class A Common Stock purchased in the PIPE Financing by Aldel LLC, (vi) 360,000 shares of Class A Common Stock which can be acquired upon the exercise of warrants held by Aldel LLC, and (vii) 907,500 shares of Class A Common Stock which can be acquired upon the exercise of warrants held by Aldel Investors LLC. Mr. Kauffman is the managing member of Aldel LLC and the manager of Aldel Investors LLC and has voting and investment power over the shares of Class A Common Stock held by Aldel LLC and Aldel Investors LLC.

Executive Compensation

The information related to executive and director compensation of Hagerty is included in the Proxy Statement in the section entitled “Executive Officer and Director Compensation of Hagerty” beginning on page 199, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement in the section entitled “Management of New Hagerty After the Business Combination” beginning on page 203 of the Proxy Statement, which is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 273 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the Section entitled “Information About Hagerty—Legal Proceedings” on page 198 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

Market Information and Holders

The Company’s Class A Common Stock and warrants were historically quoted on the NYSE under the symbols “ADF” and “ADF.WS,” respectively. On December 3, 2021, the Company’s Class A Common Stock and warrants are expected to begin trading on the NYSE under the new trading symbols of “HGTY” and “HGTY.WS,” respectively. Aldel’s publicly traded units automatically separated into their component securities upon the Closing, and as a result no longer trade as a separate security and were delisted from the NYSE.

As of the Closing Date and following the completion of the Business Combination, the Company had approximately 82,327,466 shares of Class A Common Stock issued and outstanding held of record by 46 holders, and approximately 20,005,550 warrants outstanding held of record by 40 holders.

Dividends

The Company has not paid any cash dividends on the Class A Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board of Directors (the “Board”) and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Class A Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The PIPE Securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement in the section entitled “Description of New Hagerty’s Securities After the Business Combination—Common Stock” beginning on page 250 of the Proxy Statement, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Proxy Statement in the section titled “Description of New Hagerty’s Securities After the Business Combination—Warrants” beginning on page 251 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

Change of the Company’s Independent Registered Public Accounting Firm

On December 2, 2021, after the recommendation of the Audit Committee of the Board, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Deloitte served as the independent registered public accounting firm of Hagerty prior to the Business Combination. Accordingly, Plante & Moran, PLLC (“Plante & Moran”), Aldel’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm.

Plante & Moran’s report of independent registered public accounting firm, dated March 25, 2021, on Aldel’s balance sheet as of December 31, 2020 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from December 23, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from December 23, 2020 (inception) through December 31, 2020 and the subsequent period through December 2, 2021, there were no: (i) disagreements with Plante & Moran on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Plante & Moran’s satisfaction would have caused Plante & Moran to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from December 23, 2020 (inception) to December 31, 2020 and the interim period through December 2, 2021, Aldel did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to Aldel by Deloitte that Deloitte concluded was an important factor considered by Aldel in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Plante & Moran with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Plante & Moran furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Plante & Moran is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01	Changes in Control of Registrant

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the Aldel stockholders considered and approved the Hagerty, Inc. 2021 Stock Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan became effective immediately upon the Closing. The Equity Incentive Plan initially makes available a maximum number of 38,317,399 shares of Class A Common Stock of the Company. The Equity Incentive Plan is described in greater detail in the section of the Proxy Statement entitled “Proposal 6 - The Equity Incentive Plan Proposal” beginning on page 151 of the Proxy Statement, which is incorporated herein by reference.

The above description of the Equity Incentive Plan, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Equity Incentive Plan, which is included herein as Exhibit 10.10 and is incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Aldel stockholders considered and approved the Hagerty, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective immediately upon the Closing. The ESPP initially makes available for sale a maximum number of 11,495,220 shares of Class A Common Stock. The ESPP is described in greater detail in the section of the Proxy Statement entitled “Proposal 7 - The Employee Stock Purchase Plan Proposal” beginning on page 158 of the Proxy Statement, which is incorporated herein by reference.

The above description of the ESPP, including the description in the Proxy Statement referenced above, does not purport to be complete and is qualified in its entirety by the full text of the ESPP, which is included herein as Exhibit 10.11 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Aldel stockholders considered and approved, among other things, Proposal No. 3-The Charter Amendment Proposal (the “Charter Proposal”), which is described in greater detail in the Proxy Statement beginning on page 144 of the Proxy Statement.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 2, 2021, includes the amendments proposed by the Charter Proposal.

On December 2, 2021, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Description of New Hagerty Securities After the Business Combination” and “Comparison of Corporate Governance and Stockholders Rights” beginning on pages 250 and 260, respectively, of the Proxy Statement, which are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Business Combination, on December 2, 2021, the Board approved and adopted a new Code of Ethics applicable to all employees, officers and directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions to the aforementioned officers).

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, which fulfilled the definition of a business combination as required by the Certificate of Incorporation of Aldel, dated December 23, 2020, and as amended on April 8, 2021, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the sections entitled “The Business Combination Proposal” and “The Business Combination Agreement” beginning on pages 106 and 124, respectively, of the Proxy Statement, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited condensed financial statements of Hagerty as of and for the nine month periods ended September 30, 2021 and September 30, 2020 are included in Exhibit 99.1 hereto and are incorporated herein by reference.

The historical audited financial statements of Hagerty as of December 31, 2020 and December 31, 2019 and for the years ended December 31, 2020, 2019 and 2018 and the related notes are included in the Proxy Statement beginning on page F-31 of the Proxy Statement and are incorporated herein by reference.

The unaudited financial statements of Aldel as of and for the three and nine months ended September 30, 2021 and the related notes are included in Aldel’s Quarterly Report on Form 10-Q filed on November 12, 2021, and are incorporated herein by reference.

The audited financial statements of Aldel as of and for the period from December 23, 2020 (inception) to December 31, 2020 and the related notes are included in the Proxy Statement on page F-2 of the Proxy Statement and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021 are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of August 17, 2021, by and among Aldel Financial Inc. Aldel Merger Sub LLC and The Hagerty Group, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K (File No. 001-40244), filed with the SEC on August 18, 2021).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 2, 2021.
3.2	Amended and Restated By-Laws of the Company, dated December 2, 2021.
4.1	Form of Class A Common Stock Certificate of the Company.
4.2	Form of Class V Common Stock Certificate of the Company
4.3	Form of Warrant Certificate of the Company.
4.4	Warrant Agreement, dated April 8, 2021, between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K (File No. 333-253166), filed with the SEC on April 13, 2021).
4.5	Warrant Agreement, dated December 2, 2021, between Continental Stock Transfer & Trust Company and the Company.
10.1	Form of Subscription Agreement, dated as of August 17, 2021, by and between the Company and certain institutional and accredited investors party thereto (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K (File No. 001-40244), filed with the SEC on August 18, 2021).
10.2	Amended and Restated Registration Rights Agreement, dated as of August 17, 2021, among the Company, Aldel Investors LLC, FG SPAC Partners LP, ThinkEquity, a division of Fordham Financial Management, Inc., HHC, State Farm Mutual Automobile Insurance Company, Markel Corporation, and certain other parties (incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K (File No. 001-40244), filed with the SEC on August 18, 2021).
10.3	Investor Rights Agreement, dated as of August 17, 2021, among Hagerty Holding Corp., State Farm Mutual Automobile Insurance Company, Markel Corporation and the Company (incorporated by reference to Exhibit 10.8 of the Company’s Form 8-K (File No. 001-40244), filed with the SEC on August 18, 2021).
10.4	Tax Receivable Agreement, dated as of December 2, 2021, by and between the Company, Hagerty Holding Corp. and Markel Corporation.

10.5	Lock-Up Agreement, dated as of December 2, 2021, by and between the Company, Hagerty Holding Corp. and Markel Corporation.
10.6	Fourth Amended and Restated Limited Liability Company Agreement of The Hagerty Group, LLC, dated as of December 2, 2021.
10.7	Sponsor Warrant Lock-Up Agreement, dated as of December 2, 2021, by and among the Company, Aldel Investors LLC and FG SPAC Partners, LP.
10.8	Exchange Agreement, dated as of December 2, 2021, by and among the Company, The Hagerty Group, LLC, Markel Corporation, and Hagerty Holding Corp.
10.9#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.10#	Hagerty, Inc. 2021 Equity Incentive Plan.
10.11#	Hagerty, Inc. 2021 Employee Stock Purchase Plan.
10.12#	Employment Agreement, dated as of August 16, 2021, by and between The Hagerty Group, LLC and Paul E. Rehrig.
10.13#	Employment Agreement, dated as of January 1, 2018, by and between Hagerty Holding Corp. and McKeel O Hagerty.
10.14#	Employment Agreement, dated as of March 1, 2021, by and between The Hagerty Group, LLC and Kelly Smith.
10.15#	Change of Control Severance Agreement, dated as of July 7, 2008, by and between The Hagerty Group, Inc. and Frederick J. Turcotte.
10.16+	Third Amendment to Amended and Restated Credit Agreement, dated as of October 27, 2021, among The Hagerty Group, LLC, the Lenders party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent
10.17	Third Amended and Restated Master Alliance Agreement, dated as of June 20, 2019, as amended by the First Amendment, dated as of February 5, 2021, by and between The Hagerty Group, LLC and Markel Corporation.
16.1	Letter from Plante & Moran, PLLC, dated December 2, 2021.
21.1	Subsidiaries of the Company.
99.1	Unaudited condensed consolidated financial statements of The Hagerty Group, LLC as of and for the nine month periods ended September 30, 2021 and 2020.
99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.
99.3	Management’s discussion and analysis of the financial condition and results of operation of The Hagerty Group, LLC for the nine month periods ended September 30, 2021 and September 30, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

By:	/s/ Barbara E. Matthews
	Name:	Barbara E. Matthews
	Title:	SVP, General Counsel and Corporate Secretary

Date: December 8, 2021